NEW SECURITY AGREEMENT

THIS NEW SECURITY AGREEMENT (together with all exhibits, this “Security Agreement”) is made as of October 31, 2007 by and between Intracel Holdings Corporation, as the grantor (the “Grantor”) and Organon BioSciences International B.V. (as successor in interest to Akzo Nobel Pharma International B.V.) and Organon Teknika Corporation (the “Secured Parties”). All terms capitalized but not otherwise defined herein shall have the meanings ascribed to them in the Letter Agreement (as defined below).

Under the terms hereof, the Secured Parties desire to obtain and the Grantor desires to grant the Secured Parties security for all of the Obligations (as hereinafter defined).

NOW, THEREFORE, the Grantor and the Secured Parties, intending to be legally bound, hereby agree as follows:

1.          Definitions.

(a)          “Collateral” means, unless and until the events described in the following sentence occur, those certain patents and patent applications set forth in Exhibit A, attached hereto, that are labeled in Exhibit A as having been previously owned by Organon (including, without limitations, all divisions, continuations, continuations in part, reissues, renewals or extensions thereof) (the “Organon Patents”). Solely if (i) Vaccinogen makes, on behalf of Intracel, the payment set forth in Section 3.1(a)(i) of the Letter Agreement, as required by the Vaccinogen License, and otherwise complies with all requirements in the Vaccinogen License necessary for the license granted to Vaccinogen thereunder to become effective, or (ii) Vaccinogen fails to comply with such requirements and Intracel elects to cure such failure in accordance with Sections 5(a) and 5(b) of the Letter Agreement, then the Collateral shall thereafter mean (A) the Organon Patents; (B) all other patents and patent applications set forth in Exhibit A, attached hereto (including, without limitations, all divisions, continuations, continuations in part, reissues, renewals or extensions thereof) (the “Intracel Patents”), (C) certain trademarks set forth on Exhibit B, attached hereto (including all goodwill connected with the use of, and symbolized by, any and all such trademarks), and (D) any other ownership and/or license rights of Grantor in the Onco Vax Program. For clarity, the Collateral shall not include any rights in real property.

(b)          “Obligations” means Grantor’s obligation to satisfy its obligations in connection with the Current Liabilities (as defined in the Letter Agreement) under Section 3(a) of the Letter Agreement, and all reasonable costs and expenses of the Secured Parties incurred in the enforcement or collection of such obligation, including but not limited to reasonable attorneys’ fees and expenses.

(c)          “Letter Agreement” means the Letter Agreement dated as of the date hereof by and between the Grantor and the Secured Parties, including all riders, exhibits and schedules thereto, as the same may be amended from time to time.

(d)          “Escrow Agreement” means that certain Escrow Agreement among Grantor, Secured Parties and Escrow Agent, a form of which is attached hereto as Exhibit C.

1.

(e)          “Escrow Agent” means the party serving as escrow agent under the Escrow Agreement.

(f)        “OncoVax Program” means all assets or property owned or controlled by Grantor relating to its OncoVax Active Specific Immunotherapy technology platform and related human monoclonal antibody products, including, but not limited to, all know-how, NDAs, and patent rights, related to and/or necessary to commercially exploit the OncoVax Program. For clarity, the OncoVax Program shall exclude the Excluded Assets (including any know-how, NDAs, or patents that are associated with or claim the Excluded Assets).

(g)          “Excluded Assets” means any and all of the following and any other assets or properties that are specifically associated therewith: (a) the Xoma material transfer agreement dated as of January 29, 2007 (b) the Exclusive License Agreement between Intracel and Oxigene, Inc., dated as of March 30, 2007; (c) the KLH and CVD reagent business and associated intellectual property; and (d) materials, know-how, research data, patents and patent applications covering HumaCD4, HumaRESP, AntiCD38, HumaSTAPH and HumaENT, or any human antibody that has been isolated by or on behalf of Intracel from phage display libraries.

(h)          “Permitted Lien” means: (i) liens or other encumbrances for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; (ii) liens or other encumbrances (A) upon or in any equipment acquired or held by Grantor to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment or (B) existing on such equipment at the time of its acquisition, provided that the lien is confined solely to the equipment so acquired, improvements thereon and/or the proceeds of such equipment; (iii) licenses or sublicenses (whether express or implied) granted to distributors in connection with the sale of inventory in the ordinary course of business or granted to end users of products with respect to the use of such products; (iv) liens or other encumbrances arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; and (v) any liens securing debt issued in connection with investments in Intracel, its affiliates, or Vaccinogen, provided that such liens comply with the last sentence of Section 6 (whether as a result of priority rules, subordination, or otherwise). All liens that, as of the Effective Date, fall within the category of Permitted Liens described in subsection (v) above are listed in Exhibit G.

(i)          “Vaccinogen” means Vaccinogen, Inc.

(j)          “Vaccinogen License” has the meaning set forth in the Letter Agreement.

2.          Grant of Security Interest. To secure the Obligations, the Grantor hereby assigns and grants to the Secured Parties, as Secured Parties, a continuing lien on and security interest in the Collateral.

3.          Change in Name. The Grantor hereby agrees that if the Grantor changes its name or form of organization, the Grantor will promptly notify the Secured Parties in writing of the changes.

2.

4.          Representations and Warranties. The Grantor represents, warrants and covenants to the Secured Parties that, other than the Permitted Liens and the transaction with Vaccinogen described in the Letter Agreement: (a) the Grantor has not made any prior pledge, encumbrance, assignment or other disposition of any of the Collateral and the same are free from all encumbrances and rights of setoff of any kind; and (b) the Grantor will defend the Collateral against all claims and demands of all persons at any time claiming any interest therein that is in conflict with the security interest granted to the Secured Parties herein.

5.          Grantor’s Covenants. The Grantor covenants that it shall:

(a)          do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Secured Parties may reasonably require to vest in and assure to the Secured Parties its rights hereunder and in or to the Collateral;

(b)          to the extent applicable, keep the Collateral in good order and repair at all times, normal wear and tear excepted, or, if Grantor so elects, replace the Collateral with items of similar use and value; and

(c)          only use or permit the Collateral to be used in material compliance with all applicable federal, state, county and municipal laws and regulations.

6.          Negative Pledge; No Transfer. Except for the Permitted Liens or the transaction with Vaccinogen described in the Letter Agreement and except in connection with the sale of inventory in the ordinary course of business, the Grantor will not sell or offer to sell or otherwise transfer or grant or suffer the imposition of any security interest upon the Collateral or use any portion thereof in any manner inconsistent with Grantor’s obligations under the Agreement. Notwithstanding anything herein or in the Vaccinogen agreement to the contrary, Organon’s security interest (i) in the Organon Patents shall be senior to any debt issued in connection with investments in Intracel or Vaccinogen and (ii) in all other portions of the Collateral shall be pari passu to the most senior debt issued in connection with investments in Intracel or Vaccinogen.

7.          Escrow Agent. The Grantor and the Secured Parties, along with an escrow agent mutually determined by the Grantor and Secured Parties, shall, as promptly as reasonably practicable following the execution of this Security Agreement, execute and deliver the Escrow Agreement in the form attached as Exhibit C hereto (or such other form of Escrow Agreement mutually agreed by the Grantor, Secured Parties, and the escrow agent).

8.          Assignments. The Grantor shall execute and deliver to the Escrow Agent (but only to the extent any of the following are included in the Collateral): (i) the assignment of the Organon Patents, Intracel Patents and other patent applications related to the OncoVax Program, (ii) the assignment of know how, and (iii) the NDA assignment, each in the forms attached as Exhibit D. Exhibit E and Exhibit F hereto (together, the “Assignments”). As of the date of this Agreement, the Grantor has executed the Assignments, and such executed Assignments will be temporarily held in escrow at the offices of Cooley Godward Kronish LLP, until such time as the Escrow Agreement has been executed between the Grantor, the Secured Parties, and the escrow agent.

9.          Intentionally deleted.

3.

10.         Events of Default. The Grantor shall, after receiving written notice from the Secured Parties informing Grantor either (i) that a failure by Grantor to perform any of the Obligations has occurred (subject to Section 5 of the Letter Agreement) and that the notice required to be given pursuant to the Letter Agreement has been given, or (ii) that the Grantor has attempted to impede the performance by the Escrow Agent of any of its obligations under the Escrow Agreement, have a forty five (45) day period in which to cure the default and if it does not do so cure within such period, an “Event of Default” shall be deemed to have occurred hereunder.

11.          Remedies. Upon the occurrence of any such Event of Default and at any time thereafter, the Secured Parties may declare all outstanding Obligations secured hereby immediately due and payable upon written notice to Grantor and shall have any remedies provided herein or by any applicable law or in equity, and shall have the unconditional right to demand of and receive from the Escrow Agent the Assignments.

12.         Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt if delivered personally to such party, or if sent by facsimile transmission with written confirmation of delivery, or by nationally recognized overnight courier service, to the address set forth herein or to such other address as any party may give to the other in writing for such purpose.

13.         Preservation of Rights. No delay or omission on the part of the Secured Parties to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power or any acquiescence therein, nor will the action or inaction of the Secured Parties impair any right or power arising hereunder. The Secured Party’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Secured Parties may have under other agreements, at law or in equity.

14.         Changes in Writing. No modification, amendment or waiver of any provision of this Security Agreement nor consent to any departure by the Grantor therefrom, will in any event be effective unless the same is in writing and signed by the Secured Parties, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Grantor in any case will entitle the Grantor to any other or further notice or demand in the same, similar or other circumstance.

15.         Counterparts. This Security Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

16.         Successors and Assigns. Grantor may assign this Security Agreement to a third party in connection with the transfer and assignment of the Collateral to such party, to the extent such transfer and assignment is permitted under the Letter Agreement. This Security Agreement will be binding upon and inure to the benefit of the Grantor and the Secured Parties and their respective successors and assigns; provided, however, that the Grantor may not assign this Security Agreement in whole or in part except to the extent specifically provided in the Letter Agreement, and subject to the conditions set forth therein.

4.

17.         Governing Law and Jurisdiction. This Security Agreement will be governed by and construed under the laws of the State of New York, applicable to contracts made and to be performed in the State of New York.

18.         Termination. This Security Agreement shall terminate upon the payment and performance in full of the Obligations.

5.

IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement, as of the date first written above.

INTRACEL HOLDINGS
CORPORATION

By:	/s/ Mitchell Finder, CEO

Print Name:	Mitchell Finder, CEO

Title:

ORGANON TEKNIKA CORP.

By:	/s/ Dante Serricchio

Print Name:	Dante Serricchio

Title:	President

By:	/s/ A P. van Tiggelen

Print Name:	A P. van Tiggelen

Title:	VP Finance

ORGANON BIOSCIENCES
INTERNATIONAL B.V.

By:	/s/ A Wilderbeek

Print Name:	A.T.M Wilderbeek

Title:	Director

By:	/s/ G. van Alphen

Print Name:	G. van Alphen

Title:	Director

[SIGNATURE PAGE TO NEW SECURITY AGREEMENT]

6.

ALL-PURPOSE ACKNOWLEDGMENT FOR CALIFORNIA

STATE OF CALIFORNIA	)
) ss.
COUNTY OF SANTA CLARA	)

On October 26, 2007 , before me,	Wendy Seagraves. Notary Public	,
Date	Name And Title Of Officer (e.g. “Jane Doe, Notary Public”)

personally appeared	Mitchell N. Finer	,
Name(s) of Signer(s)

☐ personally known to me

☒ proved to me on the basis of satisfactory evidence

to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
WITNESS my hand and official seal.

/s/ Wendy Seagraves
Place Notary Seal Above	Signature of Notary Public

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document:	New Security Agreement Between Intracel Holdings and Organon BioSciences

Document Date:	Number of Pages:	6

Signer(s) Other Than Named Above:

Capacity(ies) Claimed by Signer

Signer’s Name:

☐ Individual	Top of thumb here
☐ Corporate Officer - Title(s):
☐ Partner - ☐ Limited ☐ General
☐ Attorney-in-Fact
☐ Trustee
☐ Guardian or Conservator
☐ Other:

Signer is representing:

7.

Exhibit A

Patents and Patent Applications in Collateral

Client-Matter	Country	Status	Title	Number/Date	Number/Date
I8602.0006/P006	US	F	STERILE IMMUNOGENIC NON-TUMORIGENIC TUMOR CELL COMPOSITIONS AND METHODS	10/370,081 2/21/2003

I8602.0006/P006	AU	F	STERILE IMMUNOGENIC NON-TUMORIENIC TUMOR CELL COMPOSITIONS AND METHODS	2003230553 2/21/2003

I8602.0006/P006	CA	F	STERILE IMMUNOGENIC NON-TUMORIENIC TUMOR CELL COMPOSITIONS AND METHODS	2,476,999 2/21/2003

I8602.0006/P006	CN	F	STERILE IMMUNOGENIC NON-TUMORIENIC TUMOR CELL COMPOSITIONS AND METHODS	03809115.1 2/21/2003

I8602.0006/P006	EP	F	STERILE IMMUNOGENIC NON-TUMORIENIC TUMOR CELL COMPOSITIONS AND METHODS	03723633.8 2/21/2003

I8602.0006/P006	SG	G	STERILE IMMUNOGENIC NON-TUMORIENIC TUMOR CELL COMPOSITIONS AND METHODS	200404941-7 2/21/2003	106347 5/30/2007

I8602.0006/P006	WO	F	STERILE IMMUNOGENIC NON-TUMORIENIC TUMOR CELL COMPOSITIONS AND METHODS	PCT/US03/05154 2/21/2003

I8602.0006/P006	JP	I	STERILE IMMUNOGENIC NON-TUMORIENIC TUMOR CELL COMPOSITIONS AND METHODS	570,779/2003 2/21/2003

I8602.0006/P006	US	D	STERILE IMMUNOGENIC NON-TUMORIGENIC TUMOR CELL COMPOSITIONS AND METHODS

I8602.0006/P006	US	D	STERILE IMMUNOGENIC NON-TUMORIGENIC TUMOR CELL COMPOSITIONS AND METHODS

8.

The following patents were previously owned by Organon:

Client-Matter	Country	Status	Title	Number/Date	Number/Date
I8602.0010/P010	US	G	TUMOR ASSOCIATED MONOCLONAL ANTIBODIES	08/449,613 5/24/1995	5,474,755 12/12/1995

I8602.0011/P011	US	I	TUMOR ASSOCIATED MONOCLONAL ANTIBODY 81AV/78	08/094,589 7/20/1993	5,348,880 9/20/1994

I8602.0014/P014	US	F	ANTIGEN RECOGNIZED BY MCA 16-88	08/272,402 7/7/1994

I8602.0015/P015	WO	F	ANTIGEN RECOGNIZED BY MCA 16-88	PCT/US88/02245 7/1/1988

I8602.0029/P029	US	G	TUMOR SPECIFIC MONOCLONAL ANTIBODIES	645,069 1/22/1991	5,180,814 1/19/1993

I8602.0030/P030	US	G	TUMOR SPECIFIC MONOCLONAL	302,155 1/25/1989	5,106,738 4/21/1992

I8602.0031/P031	US	G	TUMOR SPECIFIC MONOCLONAL	697,078 1/31/1985	4,828,991 5/9/1989

I8602.0032/P032	US	G	ACTIVE SPECIFIC IMMUNOTHERAPY	07/122,257 11/1/1993	5,484,596 1/16/1996

I8602.0033/P033	US	G	CHELATING AGENTS FOR ATTACHING METAL IONS TO PROTEINS	08/044,875 4/8/1993	5,292,868 3/8/1994

I8602.0034/P034	US	G	TUMOR ASSOCIATED EPITOPE	08/960,128 8/19/1997	5,951,985 9/14/1999

I8602.0035/P035	US	G	ANTIGEN RECOGNIZED BY MCA 16-88	07/929,842 8/13/1992	5,338,832 8/16/1994

I8602.0036/P036	CA	G	TUMOR SPECIFIC MONOCLONAL ANTIBODIES	473130 1/30/1985	1,340,781 1/30/1985

I8602.0037/P037	CA	F	TUMOR ASSOCIATED EPITOPES	2,222,551 6/6/1996

I8602.0038/P038	PT	I	PROCESS FOR PREPARING TUMOR SPECIFIC MONOCLONAL ANTIBODIES	8579894 1/31/1984	79894 1/31/1984

I8602.0039/P039	JP	G	ANTIGEN RECOGNIZED BY MONOCLONAL ANTIBODY 16- 88	1988 505983 7/1/1988	3081208 6/23/1989

9.

I8602.0040/P040	JP	F	TUMOR ASSOCIATED EPITOPES	9-501429 6/6/1996

I8602.0041/P041	DE	G	CHELATING AGENTS FOR ATTACHING METAL IONS TO PROTEINS	9069022542 5/23/1990	69022542 6/23/1991

I8602.0042/P042	DE	G	TUMRO SPECIFIC MONOCLONAL ANTIBODIES	8585300610 1/30/1985	358093 1/30/1985

I8602.0043/P043	GB	G	TUMOR SPECIFIC MONOCLONAL ANTIBODIES	EP0151030 1/30/1985	8585300610 1/30/1985

I8602.0044/P044	IL	G	TUMOR SPECIFIC MONOCLONAL ANTIBODIES	92103758 11/16/1992	103758 11/16/1992

I8602.0045/P045	IT	I	TUMOR SPECIFIC MONOCLONAL ANTIBODIES	8585300610 1/30/1985	151030 1/30/1985

I8602.0046/P046	IT	I	CHELATING AGENTS FOR ATTACHING METAL IONS TO PROTEINS	9090914273 5/23/1990	429644 5/23/1990

I8602.0047/P047	NZ	G	TUMOUR-SPECIFIC MONOCLONAL ANTIBODIES, PRODUCTION THEREOF AND USE	85210867 1/17/1985	210867 1/17/1985

10.